UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2008

NYMEX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33149	13-4098266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North End Avenue, World Financial Center, New York, NY	10282-1101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 299-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This filing relates to the proposed acquisition of NYMEX Holdings, Inc. (“NYMEX Holdings”) by CME Group Inc. (“CME Group”) pursuant to the terms of the Agreement and Plan of Merger, dated as of March 17, 2008, by and among NYMEX Holdings, CME Group, New York Mercantile Exchange, Inc. (“NYMEX”) and CMEG NY Inc.

On June 16, 2008, NYMEX Holdings jointly issued a press release with CME Group announcing their receipt of clearance from the U.S. Department of Justice to complete their proposed transaction without conditions, a copy of which is attached here at Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1	Press Release, dated June 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

By:	/s/ Richard Kerschner
Richard Kerschner
General Counsel

Date: June 20, 2008

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release, dated June 16, 2008.

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